EXHIBIT 10.1

                                AMENDMENT TO THE
                         CONSULTING SERVICES AGREEMENT

        This Amendment to the Consulting Services Agreement dated February __, 1997 ("Amendment") is by and between, WESTMARK GROUP HOLDINGS, INC., a Colorado corporation ("Company") and HARRY COOLIDGE, an individual ("Consultant").

                                   WITNESSETH
                                   ----------

        WHEREAS, the parties hereto entered into that certain Consulting Agreement dated January 24, 1996 and amended October 9, 1996; and

        WHEREAS, the parties wish to amend said Consulting Agreement;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, the parties hereto agree as follows:

        1. COMPENSATION. For a portion of the Services performed by Consultant for the Company, the Company will issue to Consultant an additional 95,267 shares of common stock of the Company pursuant to a S-8 Registration Statement.

                                        WESTMARK GROUP HOLDINGS, INC.
                                        By __________________________
                                        Name ________________________
                                        Title _______________________

                                        CONSULTANT

                                        _____________________________
                                        Harry Coolidge